UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	June 1, 2016

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 1, 2016, The Procter & Gamble Company (the "Company") announced that A.G. Lafley, Executive Chairman of the Board, will retire from the Company, effective June 30, 2016. The Company also announced that David Taylor, currently President and Chief Executive Officer and a member of the Board, has been appointed Chairman of the Board, in addition to his current responsibilities, effective July 1, 2016, to serve at the pleasure of the Board of Directors (the "Board").

A copy of the Company's press release announcing these changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In conjunction with Mr. Lafley's retirement, the Board approved a resolution to reduce the size of the Board from 12 to 11 Directors. The non-employee Directors also voted to reappoint W. James McNerney, Jr. as the independent Lead Director for fiscal year 2016-17.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated June 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
June 1, 2016

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	Press release dated June 1, 2016